UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of the 1934

April 7, 2021
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2485 Augustine Drive
Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)
(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 7, 2021, Advanced Micro Devices, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the following two proposals, each of which is described in detail in the definitive joint proxy statement filed by each of the Company and Xilinx, Inc. (“Xilinx”) with the Securities and Exchange Commission on March 5, 2021 (the “Proxy Statement”), in connection with the merger contemplated by the Agreement and Plan of Merger, dated October 26, 2020, as may be amended from time to time (the “Merger Agreement”), by and among the Company, Thrones Merger Sub, Inc., a wholly owned subsidiary of the Company, and Xilinx. A summary of the voting results for the matters proposed at the Special Meeting is set forth below.

Proposal No. 1: Approval of the issuance of shares of the Company’s common stock to Xilinx stockholders. At the Special Meeting, the Company’s stockholders approved a proposal to approve the issuance of shares of the Company’s common stock to the stockholders of Xilinx in connection with the merger contemplated by the Merger Agreement. The voting results for this proposal were as follows:

For	Against	Abstain

760,494,308	1,885,084	625,090

Proposal No. 2: Adjournment of the Special Meeting. At the Special Meeting, the Company’s stockholders approved a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting, to approve the Company’s share issuance proposal or to ensure that any supplement or amendment to the Proxy Statement is timely provided to the Company’s stockholders. The voting results for this proposal were as follows:

For	Against	Abstain

663,484,646	98,603,766	916,070

Item 8.01    Other Events.

On April 7, 2021, the Company and Xilinx issued a joint press release announcing the voting results of the Special Meeting and the special meeting of Xilinx shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
No.         Description

99.1         Joint Press Release of Advanced Micro Devices, Inc. and Xilinx, Inc., dated April 7, 2021

104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2021	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Corporate Secretary